Exhibit 99.2
NASDAQ: DVLT Business Update Call May 20, 2025

| 2 Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Words such as “expect,” “will,” “anticipates,” “estimates” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Such forward-looking statements, including statements herein regarding our business opportunities and prospects, strategy, future revenue expectations, licensing initiatives, recent funding and M&A activities as well as our plans to integrate acquired businesses and technologies, are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: the risk that we are unable to satisfy all closing conditions in connection with the acquisition of certain assets from CompuSystems, Inc. (CSI); our ability to successfully integrate all IP that we have acquired; risks regarding our ability to utilize the assets we acquire to successfully grow our market share; risks regarding our ability to open up new revenue streams as a result of the various agreements we have entered into and assets we have acquired; our current liquidity position and the need to obtain additional financing to support ongoing operations; general market, economic and other conditions; our ability to continue as a going concern; our ability to maintain the listing of our common stock on Nasdaq; our ability to manage costs and execute on our operational and budget plans; our ability to achieve our financial goals; the degree to which our licensees implement the licensed technology into their products, if at all; the timeline to any such implementation; risks related to technology innovation and intellectual property, and other risks as more fully described in our filings with the U.S. Securities and Exchange Commission. The information in this presentation is provided only as of the date of this presentation, and we undertake no obligation to update any forward-looking statements contained in this communication based on new information, future events, or otherwise, except as required by law.

| 3 ASSOCIATION ACOUSTIC SCIENCE DATA SCIENCE TECHNOLOGY DATA VAULT® Web 3.0 Refinery Acquisition close expected May 20, 2025 DataValue® DataScore® Data Vault® Data Vault Bank®

| 4 Business Model Datavault AI is expected to be poised for rapid growth with a path to profitability, backed by its innovative technologies, expanding customer base, and scalable revenue model. • Licensing of Data Vault® and SaaS solutions globally • Tokenization and monetization of data assets through Data Vault Bank® • Licensing of ADIO® technology for various industries Strategic partnerships and licensing, along with pending CSI acquisition and additional future, to drive revenue growth in 2026 POTENTIAL REVENUE STREAMS POTENITAL REVENUE DRIVERS Licensing of Data Vault® and Information Data Exchange® Monetization of AI agents DataVault®, DataScore®, and Data Vault Bank® Licensing of ADIO® and WiSA® technologies for various industries Technology Adoption and Enterprise Contracts Technology Licensing PATH TO PROFITABILITY

Strategic Milestones & Recent Advances

DEC 31 — Acquires Data Vault Holdings IP Assets

FEB 12 — Inks License Agreement with Dolby

MAR 17 — NYIAX (by Nasdaq) Collaborates with Datavault AI's Patented Information Data Exchange®

MAR 24 — Datavault AI Joins IBM Partner Plus to Transform AI-Driven Data Monetization

MAR 25 — Datavault AI Licenses Patented ADIO Technology to NYIAX

MAR 31 — Senior Secured Convertible Note Financing Agreement (Gross proceeds of $15M in 2 tranches)

May 20 — Closes First Acquisition (CSI's technology and services add major revenue streams and new customer relationships)

IBM **Partner Plus**

As one of IBM's 500 global partners, Datavault AI will leverage IBM watsonx™ to enhance its AI agents—Data Vault Bank®, DataScore® and DataValue®—driving the next wave of AI-powered financial modeling and tokenization.

NYIAX

This partnership will integrate Datavault AI's patented Information Data Exchange® (IDE) and award-winning Data Vault® platform with NYIAX's cutting-edge blockchain exchange technology.

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| 6 NYIAX is a pioneer in transparent trading technology built on the Nasdaq financial framework. This partnership will integrate Datavault AI’s patented Information Data Exchange® (IDE) and award -winning Data Vault® platform with NYIAX’s blockchain exchange technology. The collaboration will enable businesses to scale, list, price, and trade data and digital assets efficiently, creating new revenue opportunities. This partnership positions us to capture a share of the projected $700 billion data monetization market in 2025* We furthered this strategic relationship in a licensing agreement with NYIAX that integrates Datavault AI’s ADIO® technology into NYIAX’s cutting -edge advertising exchange, creating one of the world’s first fully functional ultrasonic advertising platforms. *Data Monetization Market to touch US$ 708.86 Bn by 2025 - TMR

IBM Partner Plus

The IBM Partner Plus program helps businesses access leading technology for growth.

Datavault AI's inclusion drives adoption of AI-driven data valuation and licensing across industries, positioning it as a leader in AI-driven financial modeling.

AI-powered data assets projected to become the next trillion-dollar market.

Datavault AI has developed a fully integrated AI-powered ecosystem that enables organizations to monetize their data assets through its three flagship AI agents



1. **Data Vault Bank®**
A Web 3.0-powered AI engine that converts enterprise data into structured, tradable assets.

2. **DataScore®**
A patented AI-driven scoring and risk analysis tool that assess data quality and ensures compliance with GDPR, CCPA, and other regulatory standards.

3. **DataValue®**
A patented AI-driven pricing engine that assigns real-world financial valuations to enterprise data, creating new liquidity and trading opportunities.

By integrating these AI agents with IBM watsonx™, Datavault AI will enable enterprises to harness AI-powered data valuation without the risks of regulatory scrutiny or privacy violations.

Datavault AI will leverage IBM's synthetic data generation technology, allowing clients to train AI models without exposing sensitive customer data—a key advantage for industries with strict privacy requirements.

Datavault ai

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8 Data Refinery • Cross Platform • File Type Ubiquity • AI Driven Analysis • Data Objectification • Blockchain Integration • Public/Private Data Infusion The Data Vault® Patented High Performance Computing Platform DataVault® • Data Value ® • Data Score® • Experiential Data Visualization • Data Drive Outcomes® • Enhanced Analytics • Data Valuation • Collaboration Information Data Exchange® • Tokenization of Data Assets • Robust Peer-to-Peer Transfer • Security & Compliance

9 Data Vault® Innovative technology on a highly secure and encrypted platform An intuitive, gamified user interface Designed for valuation, collaboration, and trading of data assets on the Information Data Exchange® 1. DataScore Score data for regulatory, privacy, accuracy, completeness and a myriad of other data attributes 2. DataValue Obtain accurate valuation of data assets powered by IBM watsonxTM 3. Data Vault Bank Mint smart contracts

VerifyU™

Datavault® ai


HERBERGER SCHOOL FOR DESIGN AND THE ARTS
ASU
DOCTORATE OF SCIENCE
IN
INDUSTRIAL DESIGN
ARIZONA STATE UNIVERSITY · 2022
MASTERS OF SCIENCE
IN
INDUSTRIAL DESIGN


HERBERGER SCHOOL FOR DESIGN AND THE ARTS
ASU
BACHELORS OF SCIENCE
IN
INDUSTRIAL DESIGN
ARIZONA STATE UNIVERSITY · 2022


HERBERGER SCHOOL FOR DESIGN AND THE ARTS
ASU
MASTERS OF SCIENCE
IN
INDUSTRIAL DESIGN
ARIZONA STATE UNIVERSITY · 2022

- Text around coin represent University College
- University Logo
- Type of degree & degree name
- University logo 2/Mascot
- Coin color represent level of degree



ALT. SCHOOL



BACHELORS
SCHOOL COLOR



MASTERS
SILVER



DOCTORATE
GOLD

Copyright© 2019-2025. Datavault AI Inc. All rights reserved. See International and Domestic Patents and Patents Pending: www.dvlt.ai. This website page is provided to satisfy the virtual patent marking provisions of various jurisdictions, including the virtual patent marking provisions of the America Invents Act. This page is intended to serve as notice under 35 U.S.C.§ 287(a).

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11 The next generation of advanced and scalable cryptoanchors that enable digital tracking, tracing and authentication of physical items Government GSA# Has been Acquired for Datavault AI Readable integrated molecular signature Input Modulated Laser Output Unique RFID 500µm2 Light-activated Micro-transponder Sonic non-audible data transmission Sumerian ® Cryptoanchors Industry first ® Durability | Security | Size

Turning data into cash…

Data is our commodity.

In today's data-driven world, businesses face mounting challenges related to data security, ownership, and monetization. Datavault AI addresses these challenges by providing a secure, transparent, and scalable solution for managing and monetizing data assets.

Security & Reliability
Businesses struggle with securing and privatizing data assets, especially in the age of AI, where unreliable or unsecured data can undermine entire systems.

Data Ownership
Issues around data ownership, including the lack of a reliable and transparent ecosystem for data exchange.

Audio & Web 3.0 Disconnect
Audio technologies have remained largely disconnected from the emerging Web 3.0 ecosystem.



Datavault ai

Data Science Division

Focused on revolutionizing data management, valuation, and monetization in the Web 3.0 era.

DataValue®
DataScore®
Data Vault®
Information Data Exchange® (IDE)

Acoustic Science Division

Combines breakthrough audio technologies with data-over-sound innovations, redefining how sound and data interact in the Web 3.0 ecosystem.

ADIO®
CompuSystems (CSI)
WiSA®
WiSA Association

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Acquisition of CSI Assets*

Event Registration & Data Company will Covert to Web 3.0

- Built for events of any type and size – Great contract capture worldwide
- Systems integration with Data Vault and ADIO to increase revenue
  - ✓ Already completed – Being fortified with IP
- Nationwide team to integrate ADIO events strategy
  - ✓ Client relationships to build Web 3.0 sales of data
- Decades of expertise in event management
  - ✓ Mark LoGiurato, President of CSI, joins Datavault AI
  - ✓ **Robotics & AI converts low margin to high margin business**


Optimus - Gen 2
December 2023

CompuSystems

CORE SERVICES

Registration	Lead Retrieval	Data Analytics

EVENT TYPES SERVICED

Museums / Trade / Corporate / Government / Consumer

RICH LEGACY & EXPERIENCE

50M+
Registrants

1K+
Events, Many Recurring Over 2 Decades

5
Decades of deep inner workings & long-standing relationships with organizers, exhibitors, attendees

*Closing expected on May 20, 2025

Datavault ai

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Integration of ADIO® + CompuSystems

Connecting to audiences. Moving the industry forward.

Increase Exhibitor Value
Provide M3 Expo Wallet prospect-matching algorithms to identify and align attendees with an exhibitor's ideal profile and drive attended engagement with ADIO haptics.

Enhance Attendee Experience
Provide highly targeted attendees who opt-in with ADIO technology's inaudible tones to be delivered in real-time.

Support Organizers
Deliver scores of actionable data.
Improve attendee satisfaction.
Improve ROI for exhibitors.

Upselling CSI into Datavault and ADIO Customers
<u>REVENUE DRIVERS</u>

- **DVHOLO**
- **ADIO –** *New Patented Audio Mesh Network*
- **Data Vault –** *A breakthrough in no touch agentic data management* ***DataValue, DataScore*** *and* ***Data Vault Bank***
- **WiSA –** *New Patent Pooling Licensing Strategy Underway*
  - *Industry Standard in HD Wireless Sound Transmission*

Leading the Industry into Web 3.0



Datavault ai | 14

| 1 5 Financial Outlook and Funding Strategic Growth March 31, 2025 Executed financing agreements with two funds, providing funding for close of CSI acquisition and for working capital Convertible Debt Agreement $16.7M* FINANCIAL OUTLOOK 2H 2025 Revenue Target $12M to $15M 2026 Revenue Target $40M to $50M Assumes closing of CSI & Other Strategic Initiatives to Drive Growth *$15M cash after OID $2.7 $12.0 $40.0 $3.0 $10.0 $0 $10 $20 $30 $40 $50 $60 FY 2024 Actual 2H 2025 Target FY 2026 Target Low End Plus Upper End Revenue Targets ($ in Millions)

| 1 6 Investor Contact David Barnard, CFA Alliance Advisors Investor Relations datavaultinvestors@allianceadvisors.com 1-415-433-3777 NASDAQ: DVLT